Exhibit 99.3

TESORO LOGISTICS LP

UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL STATEMENTS

Background

The following unaudited pro forma condensed combined consolidated financial information of Tesoro Logistics LP (the “Partnership”) reflects adjustments to the historical combined consolidated financial statements of the Partnership to give effect to (i) the acquisition of the Anacortes rail train facility assets (the “ART Facility”), hereafter referred to as the “ART Acquisition”, including the expected impact of the Anacortes Track Use and Throughput Agreement (the “TTA”) and the amendments to our operational services and omnibus agreements that we entered into in connection with the ART Acquisition from the date the ART Facility was placed in service; (ii) the offering of 4,255,000 common units representing limited partner interests (the “October Offering”) that closed on October 5, 2012 and the application of proceeds therefrom; (iii) the payment of certain fees and expenses in connection with the October Offering and the ART Acquisition; (iv) the probable acquisition of the Chevron assets (the “Chevron Acquisition”); (v) the planned offering of common units to fund the Chevron Acquisition (the “Planned Offering,” and, together with the October Offering, the “Offerings”), the corresponding issuance and sale of general partner units and the application of proceeds therefrom; and (vi) the payment of estimated fees and expenses in connection with Planned Offering and the Chevron Acquisition. The pro forma adjustments have been prepared as if the transactions described above had taken place as of September 30, 2012, in the case of the unaudited pro forma balance sheet, and as of January 1, 2011, in the case of the unaudited pro forma statements of operations, with the exception of the TTA, the operational services and omnibus agreement entered into in connection with the ART acquisition, which have been adjusted from the facility’s in-service date.

References to “we,” “us” and “our” mean Tesoro Logistics LP and its consolidated subsidiaries, unless the context otherwise requires. References to “Tesoro” refer collectively to Tesoro Corporation and any of its subsidiaries other than Tesoro Logistics LP, its subsidiaries and Tesoro Logistics GP, LLC (“TLGP”), its general partner.

The unaudited pro forma condensed combined consolidated financial information has been prepared for illustrative purposes only and is not necessarily indicative of our financial position or results of operations had the ART Acquisition, Chevron Acquisition and the Offerings actually occurred on the dates assumed, nor is such unaudited pro forma condensed combined consolidated financial information necessarily indicative of the results to be expected for any future period.

The pro forma adjustments are based on preliminary estimates and currently available information and assumptions that management believes are reasonable. The notes to the unaudited pro forma condensed combined consolidated financial statements provide a detailed discussion of how such adjustments were derived and presented in the unaudited pro forma financial information. The unaudited pro forma condensed combined consolidated financial information and related notes thereto should be read in conjunction with the historical combined consolidated financial statements and related notes thereto for the year ended December 31, 2011, included in our current report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on December 14, 2012 and our condensed combined consolidated financial statements and notes thereto included in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2012 as supplemented by our Current Report on Form 8-K filed with the SEC on December 17, 2012.

Effective November 15, 2012, we acquired the ART Facility from Tesoro Refining and Marketing Company LLC (“TRMC”) in exchange for total consideration of $180.0 million, comprised of $162.0 million in cash and the remaining $18.0 million in partner units. The ART Facility includes a four-track unloading platform, two receiving and departing tracks capable of handling a 100-car unit train and two additional short track spurs, as well as other related assets and properties associated with the facility. The facility was placed in service on September 5, 2012.

TRMC retained any current assets, current liabilities and environmental liabilities related to the ART Facility as of November 15, 2012, the date of the ART Acquisition. The only historical balance sheet item that transferred to the Partnership in the ART Acquisition was property, plant and equipment, which was recorded by us at historical cost as the ART Acquisition is considered to be a transfer of a business between entities under common control.

The Partnership commenced managing the additional operation of all of the assets associated with the ART acquisition and receiving fees for services as of November 15, 2012. At the time of the ART Acquisition, TLGP hired one employee to manage the operations. The Partnership reimburses Tesoro for operational expenses related to the ART Facility under the terms of the Amendment and Restatement of Schedules to Amended and Restated Operational Services Schedules (the “Amended Operational Services Schedules”), which became effective on November 15, 2012.

Additionally, on December 6, 2012, the Partnership entered into a definitive agreement with the Chevron Pipeline Company and the Northwest Terminalling Company to purchase the Northwest Products System which consists of a 760-mile common carrier refined products pipeline extending from Salt Lake City, Utah to Spokane, Washington, a separate 5-mile jet fuel pipeline to the Salt Lake City International Airport and three refined products terminals (collectively, “Chevron Assets”) for $400 million. In addition, we will acquire certain working capital assets, including a prepaid right of way easement, certain pipeline and terminal inventories and assume any environmental liabilities associated with the Chevron Assets.

All third party terminal agreements and any contracts between Chevron and other Chevron affiliates will be assigned to the Partnership. The common carrier refined products pipeline is subject to a tariff under the Federal Energy Regulatory Commission and therefore does not have a contract related to the throughput. We plan to fund the Chevron Acquisition in part with proceeds from the Planned Offering.

TESORO LOGISTICS LP

UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED BALANCE SHEET

September 30, 2012

	Pro Forma Adjustments
	Tesoro Logistics LP	October Offering		Historical ART Facility	ART Facility		Chevron Acquisition		Planned Offering		Tesoro Logistics LP Pro Forma
				(Dollars in thousands)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$55,274	$177,859	(a)	$—	$(162,000	)(d)	$(400,000	)(h)	$369,302	(a)	$24,757
		(6,893	)(b)		(659	)(e)	(970	)(e)	7,808	(i)
		(475	)(c)						(13,849	)(b)
Receivables									(640	)(c)
Trade	297	—		—	—		—		—		297
Affiliate	13,676	—		—	—		—		—		13,676
Prepayments and other current assets	1,187	—		—	—		5,049	(h)	—		6,236

Total Current Assets	70,434	170,491		—	(162,659)		(395,921)		362,621		44,966

NET PROPERTY, PLANT AND EQUIPMENT	211,389	—		48,504	—	(d)	394,951	(h)	—		654,844
DEFERRED FINANCE COSTS	9,027	—		—	—		—		—		9,027
OTHER NONCURRENT ASSETS	440	—		—	—		—		—		440

Total Assets	$291,290	$170,491		$48,504	$(162,659)		$(970)		$362,621		$709,277

LIABILITIES AND EQUITY (DEFICIT)
CURRENT LIABILITIES
Accounts payable
Trade	$9,278	$—		$5,148	$(5,148	)(f)	$—		$—		$9,278
Affiliate	5,532	—		—	—		—		—		5,532
Deferred revenue—affiliate	2,034	—		—	—		—		—		2,034
Accrued liabilities	2,881	—		55	(55	)(f)	—		—		2,881

Total Current Liabilities	19,725	—		5,203	(5,203)		—		—		19,725

OTHER NONCURRENT LIABILITIES	46	—		—	—		—		—		46
DEBT	350,000	—		—	—		—		—		350,000
COMMITMENTS AND CONTINGENCIES
EQUITY (DEFICIT)
Equity of Predecessor	—	—		43,301	(43,301	)(g)	—		—		—
Common unitholders	63,888	177,859	(a)	—	(124,740	)(d)	(623	)(e)	369,302	(a)	508,576
		(4,426	)(b)		(423	)(e)			(8,893	)(b)
		(305	)(c)		4,006	(f)			(411	)(c)
					33,342	(g)
Subordinated unitholders	(140,707)	(2,329	)(b)	—	(223	)(e)	(328	)(e)	(4,679	)(b)	(148,642)
		(160	)(c)						(216	)(c)
General partner—TLGP	(1,662)	(138	)(b)	—	(37,260	)(d)	(19	)(e)	(7,808	)(i)	(20,428)
		(10	)(c)		(13	)(e)			(277	)(b)
					1,197	(f)			(13	)(c)
					9,959	(g)

Total Equity (Deficit)	(78,481)	170,491		43,301	(157,456)		(970)		362,621		339,506

Total Liabilities and Equity (Deficit)	$291,290	$170,491		$48,504	$(162,659)		$(970)		$362,621		$709,277

See accompanying notes to unaudited pro forma condensed combined consolidated financial statements.

TESORO LOGISTICS LP

UNAUDITED PRO FORMA CONDENSED STATEMENTS OF COMBINED CONSOLIDATED OPERATIONS

Year Ended December 31, 2011

	Tesoro Logistics LP	Historical Chevron Assets	Pro Forma Adjustments - Chevron Assets		Tesoro Logistics LP Pro Forma
	(Dollars in thousands, except unit and per unit amounts)
REVENUES
Affiliate	$77,443	$14,120	$(3,480	)(j)	$88,083
Third-party	9,894	29,883	3,480	(j)	43,257

Total Revenues	87,337	44,003	—		131,340

COSTS AND EXPENSES
Operating and maintenance expenses	47,149	20,715	—		67,864

Depreciation and amortization expenses	11,277	—	19,396	(k)	30,673
General and administrative expenses	8,776	—	—		8,776
Loss on asset disposals	26	—	—		26

Total Costs and Expenses	67,228	20,715	19,396		107,339

OPERATING INCOME (LOSS)	20,109	23,288	(19,396)		24,001
Interest and financing costs, net	(1,610)	—	—		(1,610)

NET INCOME (LOSS)	18,499	23,288	(19,396)		22,391
Less: Loss attributable to Predecessors	(16,069)	—	—		(16,069)

Net income (loss) attributable to partners	34,568	23,288	(19,396)		38,460

Less: General partner’s interest in net income (loss), including incentive distribution rights	692	—	77		769

Limited partners’ interest in net income (loss)	$33,876	$23,288	$(19,473)		$37,691

Net income per limited partner unit:
Common—basic and diluted	$1.11				$0.90
Subordinated—basic and diluted	$1.11				$0.79

Weighted average limited partner units outstanding:
Common units—basic (1)	15,254,890		13,064,838		28,319,728
Common units—diluted (1)	15,282,366		13,064,838		28,347,204
Subordinated units—basic and diluted	15,254,890		—		15,254,890

(1)	Common unit adjustment includes units issued for the October Offering, ART Acquisition and the planned offering

See accompanying notes to unaudited pro forma condensed combined consolidated financial statements.

TESORO LOGISTICS LP

UNAUDITED PRO FORMA CONDENSED STATEMENTS OF COMBINED CONSOLIDATED OPERATIONS

Nine Months Ended September 30, 2012

	Tesoro Logistics LP	Historical ART Facility	Pro Forma Adjustments - ART Facility		Historical Chevron Assets	Pro Forma Adjustments - Chevron Assets		Tesoro Logistics LP Pro Forma
	(Dollars in thousands, except unit and per unit amounts)
REVENUES
Affiliate	$98,052	$—	$1,530	(l)	$11,748	$(2,091	)(j)	$109,239
Third-party	11,049	—	—		26,052	2,091	(j)	39,192

Total Revenues	109,101	—	1,530		37,800	—		148,431

COSTS AND EXPENSES
Operating and maintenance expenses	44,500	492	24	(m)	14,908	—		59,924
Depreciation and amortization expenses	8,892	231	—		—	14,547	(k)	23,670
General and administrative expenses	11,542	16	—		—	—		11,558
Loss on asset disposals	257	—	—		—	—		257

Total Costs and Expenses	65,191	739	24		14,908	14,547		95,409

OPERATING INCOME (LOSS)	43,910	(739)	1,506		22,892	(14,547)		53,022
Interest and financing costs, net	(3,360)	—	—		—	—		(3,360)

NET INCOME (LOSS)	40,550	(739)	1,506		22,892	(14,547)		49,662
Less: Income (loss) attributable to Predecessors	331	(739)	—		—	—		(408)

Net income (loss) attributable to partners	40,219	—	1,506		22,892	(14,547)		50,070
Less: General partner’s interest in net income (loss), including incentive distribution rights	1,436	—	57		—	316		1,809

Limited partners’ interest in net income (loss)	$38,783	$—	$1,449		$22,892	$(14,863)		$48,261

Net income per limited partner unit:
Common—basic	$1.34							$1.11
Common—diluted	$1.33							$1.10
Subordinated—basic and diluted	$1.19							$1.10

Weighted average limited partner units outstanding:
Common units—basic	15,424,700		4,564,838			8,500,000		28,489,538
Common units—diluted	15,513,252		4,564,838			8,500,000		28,578,090
Subordinated units—basic and diluted	15,254,890		—			—		15,254,890

See accompanying notes to unaudited pro forma condensed combined consolidated financial statements.

TESORO LOGISTICS LP

NOTES TO UNAUDITED PRO FORMA

CONDENSED COMBINED CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Basis of Presentation

The unaudited pro forma condensed combined consolidated financial information presents the application of pro forma adjustments to our historical financial statements to reflect the transactions described above in “Background” on page 1 of this Exhibit 99.3. The pro forma adjustments have been prepared as if the transactions described above had taken place as of September 30, 2012, in the case of the unaudited pro forma balance sheet, and as of January 1, 2011, in the case of the unaudited pro forma statements of operations. The unaudited pro forma condensed combined consolidated financial statements give pro forma effect to the following adjustments:

October Offering:

•	the offering of 4,255,000 common units that took place on October 5, 2012; and

•	the payment of underwriting discounts totaling $6.9 million and $0.5 million of certain fees related to the October Offering.

ART Acquisition:

•

the ART Acquisition of the ART Facility assets and operations, recorded at historical cost of $48.5 million, which excludes working capital, other noncurrent liabilities and certain equipment, which were retained by Tesoro under the Second Amended and Restated Omnibus Agreement (the “Amended Omnibus Agreement”) and the payment of $0.7 million in costs associated with the ART Acquisition;

•	historical results of operations from the in-service date through September 30, 2012;

•	the issuance of 309,838 common limited partner units and 93,289 general partner units to TLGP for the ART Acquisition;

•	the execution of the TTA and the recognition of incremental revenues under the agreement; and

•	the amendment to the existing Amended Operational Services Schedules, which provides for the Partnership to reimburse Tesoro for operational support services.

Chevron Acquisition:

•	historical revenues and direct operating expenses for the Chevron Assets;

•	the allocation of the purchase price based on a preliminary estimate of the fair value;

•	the payment of $1.0 million in estimated costs associated with the Chevron Acquisition;

•	depreciation expense based on the fair value of the Chevron Assets; and

•	the reclassification of revenues from third party to affiliate to appropriately reflect the counterparty based on the assignment of the contracts in the Chevron Acquisition.

Planned Offering:

•	$369.3 million in gross proceeds from the Planned Offering of an estimated 8,500,000 common units representing limited partner interests;

•	the payment of underwriting discounts totaling $13.8 million and $0.6 million of certain estimated fees related to the Planned Offering; and

•	the issuance of 173,000 general partner units to TLGP.

Note 2. Pro Forma Adjustments and Assumptions

(a)	Reflects the gross proceeds of $177.9 million from the October Offering and assumes gross proceeds of $369.3 million from the Planned Offering. The Planned Offering adjustment includes an estimated 8,500,000 common units representing limited partner interests based on an estimated public offering price of $43.45 per unit. The October Offering consists of 4,255,000 common units representing limited partner interests at a public offering price of $41.80 per unit.

TESORO LOGISTICS LP

NOTES TO UNAUDITED PRO FORMA

CONDENSED COMBINED CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(b)	Reflects the payment of underwriting discounts related to the October Offering of $6.9 million and to the Planned Offering of an assumed $13.8 million, each of which will be allocated to all unitholders.

(c)	Reflects $0.5 million and an assumed $0.6 million for expenses associated with the October Offering and Planned Offering, respectively, including FINRA fees, legal and accounting services, SEC filing fees and other costs, which will be allocated to all unitholders.

(d)	Reflects the ART Acquisition, along with the related distributions to TLGP as described in the contribution, conveyance and assumption agreement. The property, plant and equipment was recorded at historical cost as it is considered to be a transaction among entities under common control.

(e)	Reflects $0.7 million and an assumed $1.0 million in costs associated with the ART Acquisition and Chevron Acquisition, respectively, including advisory fees and environmental, health and safety and mechanical integrity assessments, which are reflected as being expensed when incurred.

(f)	Reflects the retention by Tesoro of the working capital of the ART Facility, which balances represented assets and liabilities related to the operations prior to the closing of the ART Acquisition.

(g)	Represents the conversion of the adjusted equity related to of the predecessor of $43.3 million from equity of predecessors to the common unitholders and general partner unitholders of the Partnership, related to the ART Acquisition. The conversion is as follows:

•	$33.3 million for 309,838 common units; and

•	$10.0 million for 93,289 general partner units.

(h)	For purposes of this pro forma analysis, the estimated purchase price for the Chevron Acquisition has been allocated based on a preliminary assessment of the fair value of the assets acquired and liabilities assumed, pending the completion of an independent appraisal and other evaluations. The Partnership cannot currently estimate the value of the purchase price to be allocated to goodwill or identifiable intangible assets at this time. The results of the pending appraisal may reflect a value for certain customer contracts or other identifiable intangible assets, the quantification of which cannot be determined at this time. Further, as the acquisition has not closed, certain amounts of working capital and other closing adjustments, including any environmental liabilities, have not been reflected in the pro forma adjustments. The preliminary purchase price allocation results in the following pro forma adjustments (in thousands):

Prepayments and other current assets	$5,049
Property, plant and equipment	394,951

Preliminary purchase price allocation	$400,000

(i)	Reflects the issuance of general partner units to TLGP to maintain a 2% interest in the partnership in connection with the Planned Offering.

(j)	Reflects the adjustment to the Chevron Assets historical financial statements to properly classify revenue from transactions with Chevron affiliates as third-party and revenue from transactions with Tesoro as affiliate. The revenue from transactions with Chevron affiliates and Tesoro are presented below (in thousands):

	December 31, 2011	September 30, 2012
Chevron affiliate revenue	14,120	11,748
Tesoro revenue	10,640	9,657

TESORO LOGISTICS LP

NOTES TO UNAUDITED PRO FORMA

CONDENSED COMBINED CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(k)	Reflects the adjustment to depreciation expense for the Chevron Assets based upon the estimated fair value allocated to the acquired property, plant and equipment. The depreciation expense is calculated using the estimated depreciable lives ranging from 16 to 22 years and the straight-line depreciation method.

(l)	Reflects recognition of affiliate revenues for services provided by us to manage and operate the ART Facility. Revenues were calculated using the contractual terms under the TTA that were entered into with Tesoro at the closing of the ART Acquisition.

(m)	Reflects the pro-rata annual service fee, from the ART Facility in-service date, that the Partnership pays Tesoro under the terms of the Amended Operational Services Schedules for certain services provided at the ART Facility.

Note 3. Pro Forma Net Income Per Unit

We use the two-class method when calculating the net income per unit applicable to limited partners, because we have more than one participating security. Our participating securities consist of common units, subordinated units, general partner units and incentive distribution rights. We base our calculation of net income per unit on the weighted-average number of common and subordinated limited partner units outstanding during the period.

Net income attributable to the Partnership is allocated between the limited (both common and subordinated) and general partners in accordance with our partnership agreement. Net income per unit is only calculated for the Partnership after its initial public offering as no units were outstanding prior to April 26, 2011. Distributions less than (greater than) earnings are allocated to the general partner and limited partners based on their respective ownership interests. Payments made to our unitholders are determined in relation to actual distributions declared and are not based on the net income per unit. The pro forma basic weighted-average number of units outstanding equals the historical weighted average number of units outstanding for each of the periods presented, plus the number of incremental common units as a result of the October Offering, Planned Offering and the ART Acquisition.

Diluted net income per unit includes the effects of potentially dilutive units on our common units, which consist of unvested service and performance phantom units. Basic and diluted net income per unit applicable to subordinated limited partners are the same as there are no potentially dilutive subordinated units outstanding.

Note 4. Commercial Agreements with Tesoro

In connection with the closing of the ART Acquisition, we entered into the TTA. The TTA is a long-term, fee-based commercial agreement with Tesoro, under which we agree to provide services to manage and operate the assets and Tesoro agrees to pay us fees based on minimum monthly throughput volumes. The agreement provides for initial terms of 10 years and the Partnership will have the option to renew the agreement for up to two five-year terms. The fees under this agreement will be indexed for inflation. We believe the terms and conditions under the TTA are generally no less favorable to either party than those that could have been negotiated with unaffiliated parties with respect to similar services.

In connection with the closing of the Chevron Acquisition, Chevron will assign its terminalling agreement with Tesoro to the Partnership. The services provided under the agreement include receiving products, temporarily storing products in tanks and providing delivery back to Tesoro via truck rack delivery to pipeline or product transfer. The agreement also provides for ethanol blending services and additive injection services. The fees under this agreement will be indexed for inflation.